INCOME TAXES (Details 1) In Thousands, unless otherwise specified	Sep. 30, 2012 USD ($)	Sep. 30, 2012 CNY	Sep. 30, 2011 CNY
Non-current deferred tax assets:
Net operating loss carry forward		33,265	20,928
Impairment on inventory		5,772	3,634
Others		6,929	3,498
Non-current deferred income tax assets		45,966	28,060
Valuation allowances		(44,211)	(25,032)
Net non-current deferred income tax assets	$ 277	1,755	3,028